UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 28, 2005

BE AEROSPACE, INC.
(Exact name of registrant as specified in charter)

DELAWARE (State or other jurisdiction of incorporation)	0-18348 (Commission File Number)	06-1209796 (I.R.S. Employer Identification No.)

1400 Corporate Center Way, Wellington, Florida (Address of principal executive offices)	33414 (Zip Code)

        Registrant’s telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index Appears on page 4

Item 7.01.    Regulation FD Disclosure.

              On November 28, 2005, BE Aerospace, Inc. issued a press release confirming its 2005 guidance, raising its earnings guidance for 2006 and announcing its expected accelerated recognition of its deferred tax asset. A copy of such press release is furnished herewith as Exhibit 99.1, attached hereto.

SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BE AEROSPACE, INC.
By: /s/ Thomas P. McCaffrey
– – –	– – – – – – – – – – – – – –
Name:	Thomas P. McCaffrey
Title:	Senior Vice President of Administration and Chief Financial Officer

Date:    November 28, 2005

EXHIBIT INDEX

Exhibit No. – – – – – – –	Description of Exhibits – – – – – – – – – – – – –
99.1	Press release, dated November 28, 2005, issued by BE Aerospace, Inc. confirming its 2005 guidance, raising its earnings guidance for 2006 and announcing its expected accelerated recognition of its deferred tax asset.